                                                                   Exhibit 10.17






                            GRYPHON GOLD CORPORATION


                                     - AND -


               THOSE SECURITYHOLDERS LISTED ON SCHEDULE "A" HERETO


                                     - AND -


                      COMPUTERSHARE INVESTOR SERVICES INC.







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                                ESCROW AGREEMENT

                                     o, 2005


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

                                ESCROW AGREEMENT

This Agreement is being entered into among Gryphon Gold Corporation (the "ISSUER"), each of the undersigned securityholders of the Issuer (each, a "SECURITYHOLDER" and collectively, the "SECURITYHOLDERS") and Computershare Investor Services Inc. (the "ESCROW AGENT") under National Policy 46-201 -- Escrow for Initial Public Offerings (the "POLICY") in connection with the proposed distribution (the "IPO"), by the Issuer, an established issuer, of units of the Issuer ("UNITS") by prospectus. Each Unit consists of one common share in the capital of the Issuer (the "COMMON SHARES") and one-half of one non-transferable class A warrant of the Issuer (the "CLASS A WARRANTS"), each whole Class A Warrant being exercisable to acquire one Common Share.

For good and valuable consideration, the parties agree as follows:

                                   ARTICLE 1
                                    ESCROW

SECTION 1.1       APPOINTMENT OF ESCROW AGENT

         The Issuer and the Securityholders appoint the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent accepts the appointment.

SECTION 1.2       DEPOSIT OF ESCROW SECURITIES IN ESCROW

(1) The Securityholders are depositing the securities (the "ESCROW SECURITIES") listed opposite their names in Schedule "A" attached hereto with the Escrow Agent to be held in escrow under this Agreement. Each Securityholder shall immediately deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of the Escrow Securities which the Securityholder has or which the Securityholder may later receive.

(2) If a Securityholder receives any other securities (the "ADDITIONAL ESCROW SECURITIES"):

         (a)      as a dividend or other distribution on Escrow Securities;

         (b) on the exercise of a right of purchase, conversion or exchange attaching to Escrow Securities, including securities received on conversion of special warrants;

         (c) on a subdivision, or compulsory or automatic conversion or exchange of Escrow Securities; or

         (d) from a successor issuer in a business combination, if Article 5 of this Agreement applies,

         the Securityholder shall deposit them in escrow with the Escrow Agent. The Securityholder shall deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of those Additional Escrow Securities. When this Agreement refers to Escrow Securities, it includes Additional Escrow Securities.

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                                     - 2 -


(3) Securityholders will immediately deliver to the Escrow Agent any replacement share certificates or other evidence of Additional Escrow Securities issued to them.

SECTION 1.3       DIRECTION TO ESCROW AGENT

         The Issuer and the Securityholders direct the Escrow Agent to hold the Escrow Securities in escrow until they are released from escrow under this Agreement.

                                   ARTICLE 2
                          RELEASE OF ESCROW SECURITIES

SECTION 2.1       RELEASE SCHEDULE

(1)      The Escrow Securities shall be released as follows:

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On o, 2005, on the date upon which        1/4 of each Securityholder's
the Issuer's securities are listed        Escrowed Securities
on the TSX (the "LISTING DATE")
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6 months after the Listing Date           1/3 of each Securityholder's remaining
                                          Escrow
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12 months after the Listing Date          1/2 of each Securityholder's remaining
                                          Escrow
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18 months after the Listing Date          The remaining Escrow Securities of
                                          each Securityholder
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(2)      If a Securityholder acquires Additional Escrow Securities, those securities will be added to the securities already in escrow, to increase the number of the Securityholder's remaining Escrow Securities. After that, all of the Securityholder's Escrow Securities will be released in accordance with the applicable release schedule in the table above.

SECTION 2.2       DELIVERY OF SHARE CERTIFICATES FOR ESCROW SECURITIES

         The Escrow Agent shall send to each Securityholder any share certificates or other evidence of that Securityholder's Escrow Securities in the possession of the Escrow Agent released from escrow as soon as reasonably practicable after the release.

SECTION 2.3       REPLACEMENT CERTIFICATES

         If, on the date a Securityholder's Escrow Securities are to be released, the Escrow Agent holds a share certificate or other evidence representing more Escrow Securities than are to be released, the Escrow Agent will deliver the share certificate or other evidence to the Issuer or its transfer agent and request replacement share certificates or other evidence. The Issuer will cause replacement share certificates or other evidence to be prepared and delivered to the Escrow Agent. After the Escrow Agent receives the replacement share certificates or other evidence, the Escrow Agent will send to the Securityholder or at the Securityholder's direction, the replacement share certificate or other evidence of the Escrow

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                                     - 3 -


Securities released. The Escrow Agent and the Issuer shall act as soon as reasonably practicable.

SECTION 2.4       RELEASE UPON DEATH

(1) If a Securityholder dies, the Securityholder's Escrow Securities will be released from escrow. The Escrow Agent will deliver any share certificates or other evidence of the Escrow Securities in the possession of the Escrow Agent to the Securityholder's legal representative

(2)      Prior to delivery the Escrow Agent must receive:

         (a)      a certified copy of the death certificate; and

         (b) any evidence of the legal representative's status that the Escrow Agent may reasonably require.

                                   ARTICLE 3
                         DEALING WITH ESCROW SECURITIES

SECTION 3.1       RESTRICTION ON TRANSFER ETC.

         Unless it is expressly permitted in this Agreement, Securityholders shall not sell, transfer, assign, mortgage, enter into a derivative transaction concerning, or otherwise deal in any way with their Escrow Securities or any related share certificates or other evidence of the Escrow Securities. If a Securityholder is a private company controlled by one or more principals (as that term is defined in section 3.5 of the Policy) of the Issuer, the Securityholder may not participate in a transaction that results in a change of its control or a change in the economic exposure of the principals to the risks of holding Escrow Securities.

SECTION 3.2       PLEDGE, MORTGAGE OR CHARGE AS COLLATERAL FOR A LOAN

         Securityholders may pledge, mortgage or charge their Escrow Securities to a financial institution as collateral for a loan, provided that no Escrow Securities or any share certificates or other evidence of Escrow Securities will be transferred or delivered by the Escrow Agent to the financial institution for this purpose. The loan agreement must provide that the Escrow Securities will remain in escrow if the lender realizes on the Escrow Securities to satisfy the loan.

SECTION 3.3       VOTING OF ESCROW SECURITIES

         Securityholders may exercise any voting rights attached to their Escrow Securities.

SECTION 3.4       DIVIDENDS ON ESCROW SECURITIES

         Securityholders may receive a dividend or other distribution on their Escrow Securities, and elect the manner of payment from the standard options offered by the Issuer. If the Escrow Agent receives a dividend or other distribution on a Securityholder's Escrow Securities, other than Additional Escrow Securities, the Escrow Agent will pay the dividend or other distribution to the Securityholder on receipt.

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                                     - 4 -


SECTION 3.5       EXERCISE OF OTHER RIGHTS ATTACHING TO ESCROW SECURITIES

         Securityholders may exercise their rights to exchange or convert their Escrow Securities in accordance with this Agreement.

                                   ARTICLE 4
                        PERMITTED TRANSFERS WITHIN ESCROW

SECTION 4.1       TRANSFER TO DIRECTORS AND SENIOR OFFICERS

(1) A Securityholder may transfer Escrow Securities within escrow to existing or, upon their appointment, incoming directors or senior officers of the Issuer or any of its material operating subsidiaries, if the Issuer's board of directors has approved the transfer.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) a certified copy of the resolution of the board of directors of the Issuer approving the transfer;

         (b) a certificate signed by a director or officer of the Issuer authorized to sign, stating that the transfer is to a director or senior officer of the Issuer or a material operating subsidiary and that any required approval from the TSX has been received;

         (c) an acknowledgment in the form of Schedule "B" attached hereto signed by the transferee;

         (d) copies of the letters sent to the securities regulators described in subsection (3) accompanying the acknowledgement; and

         (e) a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent.

(3) At least 10 days prior to the transfer, the Issuer will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which the Issuer will be a reporting issuer (the "JURISDICTIONS").

SECTION 4.2       TRANSFER TO OTHER PRINCIPALS

(1)      A Securityholder may transfer Escrow Securities within escrow:

         (a) to a person or company that before the proposed transfer holds more than 20% of the voting rights attached to the Issuer's outstanding securities; or

         (b) to a person or company that after the proposed transfer (i) will hold more than 10% of the voting rights attached to the Issuer's outstanding securities, and (ii) has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating Subsidiaries.

(2)      Prior to the transfer the Escrow Agent must receive:

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                                     - 5 -


         (a) a certificate signed by a director or officer of the Issuer authorized to sign stating that (i) the transfer is to a person or company that the officer believes, after reasonable investigation, holds more than 20% of the voting rights attached to the Issuer's outstanding securities before the proposed transfer, or (ii) the transfer is to a person or company that (A) the officer believes, after reasonable investigation, will hold more than 10% of the voting rights attached to the Issuer's outstanding securities, and (B) has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries after the proposed transfer, and any required approval from the TSX has been received;

         (b) an acknowledgment in the form of Schedule "B" attached hereto signed by the transferee;

         (c) copies of the letters sent to the securities regulators in the Jurisdictions accompanying the acknowledgement; and

         (d) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent.

(3) At least 10 days prior to the transfer, the Issuer will file a copy of the acknowledgement with the securities regulators in the Jurisdictions.

SECTION 4.3       TRANSFER UPON BANKRUPTCY OF SECURITYHOLDER

(1) A Securityholder may transfer Escrow Securities within escrow to a trustee in bankruptcy or another person or company entitled to Escrow Securities on bankruptcy.

(2)      Prior to the transfer, the Escrow Agent must receive:

         (a) a certified copy of either (i) the assignment in bankruptcy filed with the Superintendent of Bankruptcy, or (ii) the receiving order adjudging the Securityholder bankrupt;

         (b) a certified copy of a certificate of appointment of the trustee in bankruptcy;

         (c) a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

         (d) an acknowledgment in the form of Schedule "B" attached hereto signed by (i) the trustee in bankruptcy, or (ii) on direction from the trustee, with evidence of that direction attached to the acknowledgment form, another person or company legally entitled to the Escrow Securities.

(3) Within 10 days after the transfer, the transferee of the Escrow Securities will file a copy of the acknowledgment with the securities regulators in the Jurisdictions.

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                                     - 6 -


SECTION 4.4 TRANSFER UPON REALIZATION OF PLEDGED, MORTGAGED OR CHARGED ESCROW SECURITIES

(1)      Securities the Securityholder has pledged, mortgaged or charged under section 3.2 to that financial institution as collateral for a loan on realization of the loan.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) a statutory declaration of an officer of the financial institution that the financial institution is legally entitled to the Escrow Securities;

         (b) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

         (c) an acknowledgement in the form of Schedule "B" attached hereto signed by the financial institution.

(3) Within 10 days after the transfer, the transferee of the Escrow Securities will file a copy of the acknowledgment with the securities regulators in the Jurisdictions.

SECTION 4.5       TRANSFER TO CERTAIN PLANS AND FUNDS

(1) A Securityholder may transfer Escrow Securities within escrow to or between a registered retirement savings plan ("RRSP"), registered retirement income fund ("RRIF") or other similar registered plans or funds with trustees, where the annuitants of the RRSP or RRIF, or the beneficiaries of the other registered plans or funds are limited to the Securityholder and their spouse, children and parents, or, if the Securityholder is the trustees of such a registered plans or funds, to the annuitants of the RRSP or RRIF, or beneficiaries of the other registered plan or fund, as applicable, or their spouses, children and parents.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) evidence from the trustee of the transferee plan or fund, or the trustee's agent, stating that, to the best of the trustee's knowledge, the annuitant of the RRSP or RRIF, or the beneficiaries of the other registered plan or fund do not include any person or company other than the Securityholder and their spouse, children and parents;

         (b) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

         (c) an acknowledgement in the form of Schedule "B" attached hereto signed by the trustee of the plans or funds.

(3) Within 10 days after the transfer, the transferee of the Escrow Securities shall file a copy of the acknowledgment with the securities regulators in the Jurisdictions.

SECTION 4.6       EFFECT OF TRANSFER WITHIN ESCROW

         After the transfer of Escrow Securities within escrow, the Escrow Securities will remain in escrow and released from escrow under this Agreement as if no transfer has occurred on the same terms that applied before the transfer. The Escrow Agent shall not

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                                     - 7 -


deliver any share certificates or other evidence of the Escrow Securities to transferees under this Article 4.

                                   ARTICLE 5
                             BUSINESS COMBINATIONS

SECTION 5.1       BUSINESS COMBINATIONS

         This Article applies to the following (the "BUSINESS COMBINATIONS"):

         (a) a formal take-over bid for all outstanding equity securities of the Issuer or which, if successful, would result in a change of control of the Issuer;

         (b) a formal issuer bid for all outstanding equity securities of the Issuer;

         (c)      a statutory arrangement;

         (d)      an amalgamation;

         (e)      a merger; or

         (f) a reorganization that has an effect similar to an amalgamation or merger.


SECTION 5.2       DELIVERY TO ESCROW AGENT

         A Securityholder may tender their Escrow Securities to a person or company in a Business Combination. At least five business days prior to the date the Escrow Securities must be tendered under the Business Combination, the Securityholder must deliver to the Escrow Agent:

         (a) a written direction signed by the Securityholder that directs the Escrow Agent to deliver to the depositary under the Business Combination any share certificates or other evidence of the Securityholder's Escrow Securities and a completed and executed cover letter or similar document and, where required, transfer power of attorney completed and executed for transfer in accordance with the requirements of the depositary, and any other documentation specified or provided by the Securityholder and required to be delivered to the depositary under the Business Combination; and

         (b) any other information concerning the Business Combination as the Escrow Agent may reasonably request.

SECTION 5.3       DELIVERY TO DEPOSITARY

         As soon as reasonably practicable, and in any event no later than three business days after the Escrow Agent receives the documents and information required under section 5.2, the Escrow Agent shall deliver to the depositary, in accordance with the direction, any share certificates or other evidence of the Securityholder's Escrow Securities, and a letter addressed to the depositary that:

         (a)      identifies the Escrow Securities that are being tendered;

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                                     - 8 -


         (b)      states that the Escrow Securities are held in escrow;

         (c) states that the Escrow Securities are delivered only for the purposes of the Business Combination and that they will be released from escrow only after the Escrow Agent receives the information described in section 5.4;

         (d) if any share certificates or other evidence of the Escrow Securities have been delivered to the depositary, requires the depositary to return to the Escrow Agent, as soon as practicable, any share certificates or other evidence of Escrow Securities that are not released from escrow into the Business Combination; and

         (e) where applicable, requires the depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, any share certificates or other evidence of additional Escrow Securities that the Securityholder acquires under the Business Combination.

SECTION 5.4       RELEASE OF ESCROW SECURITIES TO DEPOSITARY

         The Escrow Agent will release from escrow the tendered Escrow Securities when the Escrow Agent receives a declaration signed by the depositary or, if the direction identifies the depositary as acting on behalf of another person or company in respect of the Business Combination, by that other person or company, that:

         (a) the terms and conditions of the Business Combination have been met or waived; and

         (b) the Escrow Securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the Business Combination.

SECTION 5.5       ESCROW OF NEW SECURITIES

         If a Securityholder receives securities (the "NEW SECURITIES") of another issuer (the "SUCCESSOR ISSUER") in exchange for their Escrow Securities, the New Securities will be subject to escrow in substitution for the tendered Escrow Securities if, immediately after completion of the Business Combination:

         (a) the Successor Issuer is not an exempt issuer (as defined in section 3.2 of the Policy);

         (b) the Securityholder is a principal (as defined in section 3.5 of the Policy) of the Successor Issuer; and

         (c) the Securityholder holds more than 1% of the voting rights attached to the Successor Issuer's outstanding securities. (In calculating this percentage, include securities that may be issued to the Securityholder under outstanding convertible securities in both the number for the Securityholder's securities and the total number of securities outstanding).

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                                     - 9 -


SECTION 5.6       RELEASE FROM ESCROW OF NEW SECURITIES

(1) As soon as reasonably practicable after the Escrow Agent receives a certificate from the Successor Issuer signed by a director or officer of the Successor Issuer authorized to sign

         (a) stating that it is a Successor Issuer to the Issuer as a result of a Business Combination and whether it is an emerging issuer or an established issuer under the Policy, and

         (b) listing the Securityholders whose New Securities are subject to escrow under section 5.5,

         the Escrow Securities of the Securityholders whose New Securities are not subject to escrow under section 5.5 will be released, and the Escrow Agent will send any share certificates or other evidence of the Escrow Securities in the possession of the Escrow Agent in accordance with section 2.3.

(2) If a Securityholder's New Securities are subject to escrow the Escrow Agent will hold their New Securities in escrow on the same terms and conditions, including release dates, as applied to the Escrow Securities that they exchanged.

                                   ARTICLE 6
                           RESIGNATION OF ESCROW AGENT

SECTION 6.1       RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent, the Escrow Agent will give 30 days' written notice to the Issuer.

(2) If the Issuer wishes to terminate the Escrow Agent as escrow agent, the Issuer will give 30 days' written notice to the Escrow Agent.

(3) If the Escrow Agent resigns or is terminated, the Issuer will be responsible for ensuring that the Escrow Agent is replaced not later than the resignation or termination date by another escrow agent that is acceptable to the securities regulators having jurisdiction in the matter and that has accepted such appointment, which appointment will be binding on the Issuer and the Securityholders.

(4) The resignation or termination of the Escrow Agent will be effective, and the Escrow Agent will cease to be bound by this Agreement, on the date that is 60 days after the date of receipt of the notices referred to above by the Escrow Agent or Issuer, as applicable, or on such other date as the Escrow Agent and the Issuer may agree upon (the "RESIGNATION OR TERMINATION DATE"), provided that the Resignation or Termination Date will not be less than 10 business days before a release date.

(5) If the Issuer has not appointed a successor escrow agent within 60 days of the Resignation or Termination Date, the Escrow Agent will apply, at the Issuer's expense, to a court of competent jurisdiction for the appointment of a successor escrow agent, and the duties and responsibilities of the Escrow Agent will cease immediately upon such appointment.

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                                     - 10 -


(6) On any new appointment under this section, the successor escrow agent will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as escrow agent, without any further assurance, conveyance, act or deed. The predecessor escrow agent, upon receipt of payment for any outstanding account for its services and expenses then unpaid, will transfer, deliver and pay over to the successor escrow agent, who will be entitled to receive, all securities, records or other property on deposit with the predecessor escrow agent in relation to this Agreement and the predecessor escrow agent will thereupon be discharged as escrow agent.

(7) If any changes are made to Article 6 of this Agreement as a result of the appointment of the successor Escrow Agent, those changes must not be inconsistent with the Policy and the terms of this Agreement and the Issuer to this Agreement will file a copy of the new Agreement with the securities regulators with jurisdiction over this Agreement and the Escrowed Securities.

                                   ARTICLE 7
                         OTHER CONTRACTUAL ARRANGEMENTS

SECTION 7.1       ESCROW AGENT NOT A TRUSTEE

         The Escrow Agent accepts duties and responsibilities under this Agreement, and the Escrow Securities and any share certificates or other evidence of the Escrow Securities, solely as a custodian, bailee and agent. No trust is intended to be, or is or will be, created hereby and the Escrow Agent shall owe no duties hereunder as a trustee.

SECTION 7.2       ESCROW AGENT NOT RESPONSIBLE FOR GENUINENESS

         The Escrow Agent will not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any Escrow Security deposited with it.

SECTION 7.3       ESCROW AGENT NOT RESPONSIBLE FOR FURNISHED INFORMATION

         The Escrow Agent will have no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of any information or document, including the representative capacity in which a party purports to act, that the Escrow Agent receives as a condition to a release from escrow or a transfer of Escrow Securities within escrow under this Agreement.

SECTION 7.4       ESCROW AGENT NOT RESPONSIBLE AFTER RELEASE

         The Escrow Agent will have no responsibility for Escrow Securities that it has released to a Securityholder or at a Securityholder's direction according to this Agreement.

SECTION 7.5       INDEMNIFICATION OF ESCROW AGENT

         The Issuer and each Securityholder hereby jointly and severally agree to indemnify and hold harmless the Escrow Agent, its affiliates, and their current and former directors, officers, employees and agents from and against any and all claims, demands, losses, penalties, costs, expenses, fees and liabilities, including, without limitation, legal fees and expenses, directly or indirectly arising out of, in connection with, or in respect of, this Agreement, except where same result directly and principally from gross negligence, willful misconduct or bad faith on the part of the Escrow Agent. This indemnity survives the release

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                                     - 11 -


of the Escrow Securities, the resignation or termination of the Escrow Agent and the termination of this Agreement.

SECTION 7.6       ADDITIONAL PROVISIONS

(1) The Escrow Agent will be protected in acting and relying reasonably upon any notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as "DOCUMENTS") furnished to it and purportedly signed by any officer or person required to or entitled to execute and deliver to the Escrow Agent any such Document in connection with this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth or accuracy of any information therein contained, which it in good faith believes to be genuine.

(2) The Escrow Agent will not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement unless received by it in writing, and signed by the other Parties and approved by the Exchange, and, if the duties or indemnification of the Escrow Agent in this Agreement are affected, unless it has given its prior written consent.

(3) The Escrow Agent may consult with or retain such legal counsel and advisors as it may reasonably require for the purpose of discharging its duties or determining its rights under this Agreement and may rely and act upon the advice of such counsel or advisor. The Escrow Agent will give written notice to the Issuer as soon as practicable that it has retained legal counsel or other advisors. The Issuer will pay or reimburse the Escrow Agent for any reasonable fees, expenses and disbursements of such counsel or advisors.

(4) In the event of any disagreement arising under the terms of this Agreement, the Escrow Agent will be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by a written agreement among the Parties or by a court of competent jurisdiction.

(5) The Escrow Agent will have no duties or responsibilities except as expressly provided in this Agreement and as provided under this Policy, and will have no duty or responsibility arising under any other agreement, including any agreement referred to in this Agreement, to which the Escrow Agent is not a party.

(6) The Escrow Agent will have the right not to act and will not be liable for refusing to act unless it has received clear and reasonable documentation that complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

(7) The Escrow Agent will have no responsibility with respect to any Escrow Securities in respect of which no share certificate or other evidence or electronic or uncertificated form of these Escrow Securities has been delivered to it, or otherwise received by it.

(8) The Escrow Agent shall not be responsible for the voting rights attached to the Escrowed Securities.

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                                     - 12 -


(9) No provision of this Agreement shall require the Escrow Agreement to expend or risk its own funds or otherwise incur financial liability in the performance of its duties or in the exercise of any rights or powers unless indemnified as provided herein.

(10) The Escrow Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Escrow Agent, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Escrow Agent, in its sole judgment, determine at any time that its acting under this Agreement has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days' written notice to all parties provided (i) that the Escrow Agent's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Escrow Agent's satisfaction within such 10-day period, then such resignation shall not be effective.

(11) If any day on or before which any action required to be taken hereunder is not business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day. Business day means any day other than Saturday, Sunday or a day on which the Escrow Agent is not open for business.

(12) The Escrow Agent is authorized to cancel any share certificate delivered to it and hold such Securityholder's escrow securities in electronic, or uncertificated form only, pending release of such securities from escrow.

SECTION 7.7       LIMITATION OF LIABILITY OF ESCROW AGENT

         The Escrow Agent will not be liable to any of the Parties hereunder for any action taken or omitted to be taken by it under or in connection with this Agreement, except for losses directly, principally and immediately caused by its bad faith, wilful misconduct or gross negligence. Under no circumstances will the Escrow Agent be liable for any special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages hereunder, including any loss of profits, whether foreseeable or unforeseeable. Notwithstanding the foregoing or any other provision of this Agreement, in no event will the collective liability of the Escrow Agent under or in connection with this Agreement to any one or more Parties, except for losses directly caused by its bad faith or willful misconduct, exceed the amount of its annual fees under this Agreement or the amount of three thousand dollars ($3,000.00), whichever amount shall be greater.

SECTION 7.8       REMUNERATION OF ESCROW AGENT

         The Issuer will pay the Escrow Agent reasonable remuneration for its services under this Agreement, which fees are subject to revision from time to time on 30 days' written notice. The Issuer will reimburse the Escrow Agent for its expenses and disbursements. Any amount due under this section and unpaid 30 days after request for such payment, will bear interest from the expiration of such period at a rate per annum equal to the then current rate charged by the Escrow Agent, payable on demand.

                                   ARTICLE 8
                                    NOTICES

SECTION 8.1       NOTICE TO ESCROW AGENT

         Documents will be considered to have been delivered to the Escrow Agent on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:


         Computershare Investor Service Inc.
         100 University Avenue
         Toronto, Ontario M5J 2Y1

         Attention: Manager, Client Services
         Facsimile Number: 416-981-9800

SECTION 8.2       NOTICE TO ISSUER

         Documents will be considered to have been delivered to the Issuer on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or five business days after the date of mailing, if delivered by mail, to the following:

         Gryphon Gold Corporation
         Suite 810, 1130 West Pender Street
         Vancouver, BC, V6E 4A4

         Attention: Tony Ker
         Facsimile Number: 604-608-3262

SECTION 8.3       DELIVERIES TO SECURITYHOLDERS

(1) Documents will be considered to have been delivered to a Securityholder on the date of delivery, if delivered by hand or by prepaid courier, or five business days after the date of mailing, if delivered by mail, to the address on the Issuer's share register.

(2) Any share certificates or other evidence of a Securityholder's Escrow Securities will be sent to the Securityholder's address on the Issuer's share register unless the Securityholder has advised the Escrow Agent in writing otherwise at least ten business days before the Escrow Securities are released from escrow. The Issuer will provide the Escrow Agent with each Securityholder's address as listed on the Issuer's share register.

SECTION 8.4       CHANGE OF ADDRESS

(1) The Escrow Agent may change its address for delivery by delivering notice of the change of address to the Issuer and to each Securityholder.

(2) The Issuer may change its address for delivery by delivering notice of the change of address to the Escrow Agent and to each Securityholder.

(3) A Securityholder may change their address for delivery by delivering notice of the change of address to the Issuer and to the Escrow Agent.

SECTION 8.5       POSTAL INTERRUPTIONS

         A Party to this Agreement will not mail a document it is required to mail under this Agreement if the Party is aware of an actual or impending disruption of postal service.

                                   ARTICLE 9
                                    GENERAL

SECTION 9.1       INTERPRETATION

         When this Agreement refers to securities that a Securityholder "holds", it means that the Securityholder has direct or indirect beneficial ownership of, or control or direction over, the securities.

SECTION 9.2       FURTHER ASSURANCES

         The Parties will execute and deliver any further documents and perform any further acts reasonably requested by any of the Parties to this Agreement which are necessary to carry out the intent of this Agreement.

SECTION 9.3       TIME

         Time is of the essence of this Agreement.

SECTION 9.4       INCOMPLETE IPO

         If the Issuer does not complete its IPO and has become a reporting issuer in one or more jurisdictions because it has obtained a receipt for its IPO prospectus, this Agreement will remain in effect until the securities regulators in those Jurisdictions order that the Issuer has ceased to be a reporting issuer; however, if the Issuer does not complete its IPO and does not become a reporting issuer in one or more Jurisdictions because it has not obtained a receipt for its IPO prospectus, this Agreement will automatically terminate.

SECTION 9.5       GOVERNING LAWS

         The laws of the Province of Ontario (the "PRINCIPAL REGULATOR") and the applicable laws of Canada shall govern this Agreement.

SECTION 9.6       JURISDICTION

         The securities regulator in each jurisdiction where the Issuer files its IPO prospectus has jurisdiction over this Agreement and the Escrow Securities.

SECTION 9.7       CONSENT OF SECURITIES REGULATORS TO AMENDMENT

         The securities regulators with Jurisdiction must approve any amendment to this Agreement and will apply mutual reliance principles in reviewing any amendments that are filed with them. Therefore, the consent of the Principal Regulator will evidence the consent of all securities regulators with jurisdiction.

SECTION 9.8       COUNTERPARTS

         The Parties may execute this Agreement by fax and in counterparts, each of which will be considered an original and all of which will be one agreement.

SECTION 9.9       SINGULAR AND PLURAL

         Wherever a singular expression is used in this Agreement, that expression is considered as including the plural or the body corporate where required by the context.

SECTION 9.10      LANGUAGE

         This Agreement has been drawn up in the English language at the request of all Parties. Cette convention a ete redige en anglais a la demande de toutes les Parties.

SECTION 9.11      BENEFIT AND BINDING EFFECT

         This Agreement will benefit and bind the Parties and their heirs, executors, administrators, successors and permitted assigns and all persons claiming through them as if they had been a Party to this Agreement.

SECTION 9.12      ENTIRE AGREEMENT

         This is the entire agreement among the Parties concerning the subject matter set out in this Agreement and supersedes any and all prior understandings and agreements.

SECTION 9.13      SUCCESSOR TO ESCROW AGENT

         Any corporation with which the Escrow Agent may be amalgamated, merged or consolidated, or any corporation succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent under this Agreement without any further act on its part or on the part or any of the Parties, provided that the successor is recognized as a trust company by the TSX and notice is given to the securities regulators with jurisdiction.

      IN WITNESS WHEREOF the Parties have executed this Agreement as of the date set out above.

                                       COMPUTERSHARE INVESTOR SERVICES INC.



                                       By:
                                           -------------------------------------
                                           Authorized Signatory

                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                       GRYPHON GOLD CORPORATION



                                       By:
                                           -------------------------------------
                                           Authorized Signatory

                                       By:
                                           -------------------------------------
                                           Authorized Signatory



ALLEN S. GORDON                        )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Allen S. Gordon in the presence of:    )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Allen S. Gordon
                                       )
-----------------------------------    )
Name of Witness                        )

ALBERT J. MATTER                       )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Albert J. Matter in the presence of:   )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Albert J. Matter
                                       )
-----------------------------------    )
Name of Witness                        )


DONALD E. RANTA                        )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Donald E. Ranta in the presence of:    )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Donald E. Ranta
                                       )
-----------------------------------    )
Name of Witness                        )



RICHARD W. HUGHES                      )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Richard W. Hughes in the presence of:  )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Richard W. Hughes
                                       )
-----------------------------------    )
Name of Witness                        )

ROHAN HAZELTON                         )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Rohan Hazelton in the presence of:     )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Rohan Hazelton
                                       )
-----------------------------------    )
Name of Witness                        )



DONALD W. GENTRY                       )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Donald W. Gentry in the presence of:   )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Donald W. Gentry
                                       )
-----------------------------------    )
Name of Witness                        )



ANTHONY D.J. KER                       )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Anthony D.J. Ker in the presence of:   )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Anthony D.J. Ker
                                       )
-----------------------------------    )
Name of Witness                        )

THOMAS SITAR                           )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Thomas Sitar in the presence of:       )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Thomas Sitar
                                       )
-----------------------------------    )
Name of Witness                        )



CHRISTOPHER E. HERALD                  )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Christopher E. Herald in the           )
presence of:                           )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Christopher E. Herald
                                       )
-----------------------------------    )
Name of Witness                        )



MATTHEW RICHARD BENDER                 )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Matthew Richard Bender in the          )
presence of:                           )
                                       )
Signature of Witness                   )   -------------------------------------
                                       )   Matthew Richard Bender
                                       )
-----------------------------------    )
Name of Witness                        )

YASMIN KER                             )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Yasmin Ker in the presence of:         )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Yasmin Ker
                                       )
-----------------------------------    )
Name of Witness                        )



LINDA RANTA                            )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Linda Ranta in the presence of:        )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Linda Ranta
                                       )
-----------------------------------    )
Name of Witness                        )



SUSAN WHALEY                           )
                                       )
Signed, sealed and delivered by        )
                                       )
                                       )
Susan Whaley in the presence of:       )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   Susan Whaley
                                       )
-----------------------------------    )
Name of Witness                        )

                                    SCHEDULE "A"

NAME:                              Allen S. Gordon
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                            2,250,000                           26-27-28-29-30-31
-----------------------------------------------------------------------------------------------------------------
             Options                               350,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Albert J. Matter
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                            2,250,000                     64-65-66-67-68-69T-69T2-69-
                                                                                       70-71-72-73-74
-----------------------------------------------------------------------------------------------------------------
             Options                               350,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Donald E. Ranta
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             485,000                           82-83-84-85-86-158
-----------------------------------------------------------------------------------------------------------------
             Options                               325,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                30,000
-----------------------------------------------------------------------------------------------------------------

NAME:                              Richard W. Hughes
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                            1,000,000                              37-38-39-40
-----------------------------------------------------------------------------------------------------------------
             Options                               150,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Rohan Hazelton
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             20,000                                    219
-----------------------------------------------------------------------------------------------------------------
             Options                              150,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                               10,000
-----------------------------------------------------------------------------------------------------------------

NAME:                              Donald W. Gentry
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                                -
-----------------------------------------------------------------------------------------------------------------
             Options                               150,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Anthony D.J. Ker
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                            1,000,000                      47-48-49-50-51-52-53-54-55
-----------------------------------------------------------------------------------------------------------------
             Options                               325,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Thomas Sitar
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             500,000                                 159-160
-----------------------------------------------------------------------------------------------------------------
             Options                               250,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Christopher E. Herald
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             500,000                                  35-36
-----------------------------------------------------------------------------------------------------------------
             Options                               150,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Matthew Richard Bender
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                                -
-----------------------------------------------------------------------------------------------------------------
             Options                               100,000
-----------------------------------------------------------------------------------------------------------------
            Warrants                                  -
-----------------------------------------------------------------------------------------------------------------

NAME:                              Yasmin Ker
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             100,000                                   144
-----------------------------------------------------------------------------------------------------------------
             Options                                  -
-----------------------------------------------------------------------------------------------------------------
            Warrants                               50,000
-----------------------------------------------------------------------------------------------------------------

NAME:                              Linda Ranta
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             100,000                                 119-202
-----------------------------------------------------------------------------------------------------------------
             Options                                  -
-----------------------------------------------------------------------------------------------------------------
            Warrants                               50,000
-----------------------------------------------------------------------------------------------------------------

NAME:                              Susan Whaley
-----------------------------------------------------------------------------------------------------------------
SECURITIES:                        Shares of Common Stock and Vested Options and/or Warrants Exercisable to
                                   Acquire Common Stock
-----------------------------------------------------------------------------------------------------------------
      CLASS OR DESCRIPTION                         NUMBER                       CERTIFICATES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
          Common Stock                             125,000                                   166
-----------------------------------------------------------------------------------------------------------------
             Options                                  -
-----------------------------------------------------------------------------------------------------------------
            Warrants                               62,500
-----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE "B"
                    ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

         I acknowledge that the securities listed in the attached Schedule "A" (the "ESCROW SECURITIES") have been or will be transferred to me and that the Escrow Securities are subject to an Escrow Agreement dated
.................................... (the "ESCROW AGREEMENT").

         For other good and valuable consideration, I agree to be bound by the Escrow Agreement in respect of the Escrow Securities, as if I were an original signatory to the Escrow Agreement.

Dated at ................................... on ...........

Where the transferee is an individual:

                                       )
Signed, sealed and delivered by        )
[Transferee] in the presence of:       )
                                       )
                                       )
-----------------------------------    )
Signature of Witness                   )   -------------------------------------
                                       )   [Transferee]
                                       )
-----------------------------------    )
Name of Witness                        )


If the Transferee is not an individual:

                                           -------------------------------------
                                           Authorized signatory


                                           -------------------------------------
                                           Authorized signatory